UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011
PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Cambridge Plaza Drive Winston-Salem, NC	27104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 336-331-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 16, 2011, Primo Water Corporation (the “Company”) and certain stockholders of the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named therein, in connection with the public offering of a total of 6,900,000 shares of common stock of the Company (the “Offering”), consisting of 3,751,313 shares sold by the Company and 3,148,687 shares sold by certain selling stockholders (including Culligan International Company), at a public offering price of $11.26 per share. The underwriters of the Offering were granted and exercised in full their over-allotment option to purchase 900,000 shares of common stock from the Company and Culligan International Company. The Underwriting Agreement contains customary representations, warranties and covenants. In the Underwriting Agreement, the Company and the selling shareholders also agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
The closing of the Offering (including the underwriters’ exercise of their over-allotment option) occurred on June 22, 2011. The net proceeds to the Company from the Offering were approximately $39.6 million, after deducting underwriting discounts and commissions and estimated expenses of the Offering. The Company intends to use the net proceeds received from the Offering to repay all outstanding borrowings under its revolving credit facility and for working capital and general corporate purposes, including establishing new store locations for its water bottle exchange and refill vending services. The Company did not receive any proceeds from the sale of shares by the selling stockholders.
The Offering was made pursuant to a prospectus dated June 16, 2011, filed as part of the Company’s registration statement on Form S-1 (Registration No. 333-173554), as amended (the “Registration Statement”).
The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the form of Underwriting Agreement filed as Exhibit 1.1 to the Registration Statement.
Item 8.01 Other Events.
On June 17, 2011, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
On June 22, 2011, the Company issued a press release announcing the underwriters’ exercise of the over-allotment option and the completion of the Offering. A copy of this press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

99.1	Press Release dated June 17, 2011

99.2	Press Release dated June 22, 2011

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION
Date: June 22, 2011	By:	/s/ Mark Castaneda
		Name:	Mark Castaneda
		Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
June 16, 2011	001-34850
PRIMO WATER CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated June 17, 2011

99.2	Press Release dated June 22, 2011